UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2022

Beam Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39208	81-5238376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

238 Main Street
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 327-8775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BEAM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2022, Beam Therapeutics Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 22, 2022 (the “Proxy Statement”).

Proposal 1 – Each of the following nominees were elected as Class II directors to serve on the Company’s board of directors until the Company’s 2025 annual meeting of stockholders, and until their respective successors have been duly elected and qualified, based on the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Mark Fishman, M.D.	39,538,400	3,050,842	14,597	12,424,202
Carole Ho, M.D	39,552,253	3,037,417	14,169	12,424,202
Kathleen Walsh	40,267,444	2,322,120	14,275	12,424,202

Proposal 2 - The appointment of Deloitte &

Proposal 2 – The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 was ratified, based on the following votes:

For	Against	Abstentions
51,756,591	3,094,353	177,097

Proposal 3 – The compensation of the Company’s named executive officers was approved, on an advisory basis, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
36,909,337	5,650,791	43,711	12,424,202

Proposal 4 – The stockholders voted to indicate, on an advisory basis, every year as the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, based on the following votes:

Every Year	2 Years	3 Years	Abstentions
39,292,270	3,164,472	107,936	39,161

Consistent with the stockholder voting results above and the recommendation of the board of directors of the Company as disclosed in the Proxy Statement, the board of directors of the Company has determined to solicit a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote, or until the board of directors of the Company determines that a different frequency of such non-binding advisory vote is in the best interest of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Beam Therapeutics Inc.

Date:	June 10, 2022	By:	/s/ John Evans
John Evans Chief Executive Officer